Exhibit (o)(2)

                                   SCHEDULE A


                                                Eaton Vance Growth Trust

Atlanta Capital Intermediate Bond Fund                                  Eaton Vance Growth Fund
Atlanta Capital Large-Cap Growth Fund                                   Eaton Vance Information Age Fund
Atlanta Capital Small-Cap Fund                                          Eaton Vance Large-Cap Growth Fund
Eaton Vance Asian Small Companies Fund                                  Eaton Vance Small-Cap Growth Fund
Eaton Vance Greater China Growth Fund                                   Eaton Vance Worldwide Health Sciences Fund

                                                Eaton Vance Investment Trust

Eaton Vance California Limited Maturity Municipals Fund                 Eaton Vance New Jersey Limited Maturity Municipals Fund
Eaton Vance Florida Limited Maturity Municipals Fund                    Eaton Vance New York Limited Maturity Municipals Fund
Eaton Vance Massachusetts Limited Maturity Municipals Fund              Eaton Vance Ohio Limited Maturity Municipals Fund
Eaton Vance National Limited Maturity Municipals Fund                   Eaton Vance Pennsylvania Limited Maturity Municipals Fund


                                                Eaton Vance Municipals Trust

Eaton Vance Alabama Municipals Fund                                     Eaton Vance Mississippi Municipals Fund
Eaton Vance Arizona Municipals Fund                                     Eaton Vance Missouri Municipals Fund
Eaton Vance Arkansas Municipals Fund                                    Eaton Vance National Municipals Fund
Eaton Vance California Municipals Fund                                  Eaton Vance New Jersey Municipals Fund
Eaton Vance Colorado Municipals Fund                                    Eaton Vance New York Municipals Fund
Eaton Vance Connecticut Municipals Fund                                 Eaton Vance North Carolina Municipals Fund
Eaton Vance Florida Municipals Fund                                     Eaton Vance Ohio Municipals Fund
Eaton Vance Georgia Municipals Fund                                     Eaton Vance Oregon Municipals Fund
Eaton Vance Kentucky Municipals Fund                                    Eaton Vance Pennsylvania Municipals Fund
Eaton Vance Louisiana Municipals Fund                                   Eaton Vance Rhode Island Municipals Fund
Eaton Vance Maryland Municipals Fund                                    Eaton Vance South Carolina Municipals Fund
Eaton Vance Massachusetts Municipals Fund                               Eaton Vance Tennessee Municipals Fund
Eaton Vance Michigan Municipals Fund                                    Eaton Vance Virginia Municipals Fund
Eaton Vance Minnesota Municipals Fund                                   Eaton Vance West Virginia Municipals Fund


                                                Eaton Vance Municipals Trust II

Eaton Vance Florida Insured Municipals Fund                             Eaton Vance High Yield Municipals Fund
Eaton Vance Hawaii Municipals Fund                                      Eaton Vance Kansas Municipals Fund

                                                Eaton Vance Mutual Funds Trust

Eaton Vance Floating-Rate Fund                                          Eaton Vance Tax-Managed Equity Asset Allocation Fund
Eaton Vance Floating-Rate High Income Fund                              Eaton Vance Tax-Managed Growth Fund 1.1
Eaton Vance Government Obligations Fund                                 Eaton Vance Tax-Managed Growth Fund 1.2
Eaton Vance High Income Fund                                            Eaton Vance Tax-Managed International Growth Fund
Eaton Vance Municipal Bond Fund                                         Eaton Vance Tax-Managed Mid-Cap Core Fund
Eaton Vance Strategic Income Fund                                       Eaton Vance Tax-Managed Small-Cap Value Fund
Eaton Vance Tax-Managed Mid-Cap Growth Fund                             Eaton Vance Tax-Managed Value Fund
Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1                       Eaton Vance Tax-Managed Young Shareholder Fund
Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2


                                                Eaton Vance Special Investment Trust

Eaton Vance Balanced Fund                                               Eaton Vance Small-Company Growth Fund
Eaton Vance Emerging Markets Fund                                       Eaton Vance Small-Cap Value Fund
Eaton Vance Greater India Fund                                          Eaton Vance Special Equities Fund
Eaton Vance Growth & Income Fund                                        Eaton Vance Utilities Fund



                                                Eaton Vance Income Fund of Boston


                                      A-2